CHINA TIANFEIHONG WINE INC. FORM 8-K

UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 ______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest eventreported)		October 23, 2013

CHINA TIANFEIHONG WINE, INC.

(Exact name of registrant as specified in its charter)
Delaware	333-169494	EIN 98-0360626
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1849 Licheng Middle Avenue, Longqiao Street, Chengxiang District, Putian City, Fujian Province, China
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (86) 0594-6258386

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 4.01    Changes in Registrant’s Certifying Accountant

On October 23, 2013, the Board of Directors of China Tianfeihong Wine, Inc. (the “Company”) approved the termination of Malone Bailey LLP (“Malone Bailey” ) as our independent certified public accounting firm.

Concurrent with this action, our Board of Directors appointed KCCW Accountancy Corp. (KCCW) as our new independent certified public accounting firm. KCCW is located at 22632 Golden Springs Drive, Suite 230, Diamond Bar, CA 9176, USA.

Our financial statements for the years ended December 31, 2010, 2011 and 2012 were audited by Malone Bailey. Malone Bailey’s ’s reports on our  financial statements for the three  most recent fiscal years did not contain an adverse opinion, a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except for the addition of an explanatory paragraph regarding the Company’s ability to continue as a going concern.

During the years ended December 31, 2010, 2011,2012 and the interim period ended June  30, 2013 and through the date of discontinuance of Malone Bailey’s engagement as the Company’s independent accountant, there were no disagreements with Malone Bailey on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Malone Bailey, would have caused it to make reference to the subject matter of the disagreement in its reports on our financial statements for such periods.

The Company has provided Malone Bailey with a copy of this Form 8-K prior to its filing with the SEC and requested it to furnish a letter addressed to the SEC stating whether it agrees with the statements made above. Attached as Exhibit 16.1 is a copy of Malone Bailey’s letter to the SEC, dated October 24, 2013.

Except as set forth in the immediately preceding sentence, during the period the Company engaged Malone Bailey, neither the Company nor anyone on the Company's behalf consulted with KCCW regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or (ii) any matter that was either the subject of a disagreement or a reportable event.

The Company has authorized Malone Bailey to respond fully to all inquiries of KCCW.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits

EXHIBIT INDEX

Exhibit Number	Description

16.1	Letter from Malone Bailey LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2013

China Tianfeihong Wine, Inc.

By:	/s/ Zhiliang Fang
Zhiliang Fang
Chief Executive Officer